UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2003

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30176	73-1567067
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

20 NORTH BROADWAY
OKLAHOMA CITY, OKLAHOMA	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Item 9. Regulation FD Disclosure

The information included in this report is intended to be furnished under "Item 12. Results of Operations and Financial Condition" and is furnished under "Item 9. Regulation FD Disclosure" in accordance with the SEC Release No. 34-47583.

On May 8, 2003, the registrant issued a press release announcing financial results for the quarter ended March 31, 2003. A copy is provided as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION

By: /s/ Janice A. Dobbs

Janice A. Dobbs
Corporate Secretary

Date: May 8, 2003

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Devon Energy Corporation Press Release dated May 8, 2003